EXHIBIT 10.1

ELEVENTH AMENDMENT TO REVOLVING LOAN PROMISSORY NOTE

This Eleventh Amendment to Revolving Loan Promissory Note (this “Amendment”) is made and entered into as of December 15, 2014, by and between AMERICAN AGCREDIT, PCA, an agricultural credit association chartered pursuant to the Farm Credit Act of 1971 (“Lender”), and ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership formerly known as ML Macadamia Orchards, L.P., and ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation formerly known as ML RESOURCES, INC. (together, “Borrower”).

R E C I T A L S:

A.     Lender made Borrower a loan in the original amount of $5,000,000.00 (the “Revolving Loan”), being one of the loans described in the Fourth Amended and Restated Credit Agreement dated July 15, 2010, as amended by that First Amendment to Fourth Amended and Restated Credit Agreement dated March 7, 2011, as further amended by that Second Amendment to Fourth Amended and Restated Credit Agreement dated July 12, 2012, as further amended by that Third Amendment to Fourth Amended and Restated Credit Agreement dated August 27, 2013, as further amended by that Fourth Amendment to Fourth Amended and Restated Credit Agreement dated December 26, 2013, as further amended by that Fifth Amendment to Fourth Amended and Restated Credit Agreement dated April 23, 2014, as further amended by that Sixth Amendment to Fourth Amended and Restated Credit Agreement dated July 31, 2014, as further amended by that Seventh Amendment to Fourth Amended and Restated Credit Agreement dated September 30, 2014 and as further amended by that Eighth Amendment to Fourth Amended and Restated Credit Agreement dated December 15, 2014, to be executed concurrently herewith (together, the “Credit Agreement”), and evidenced by a Revolving Loan Promissory Note dated July 8, 2008, as amended by that First Amendment to Revolving Loan Promissory Note dated June 30, 2009, as further amended by that Second Amendment to Revolving Loan Promissory Note effective June 29, 2010, as further amended by that Third Amendment to Revolving Loan Promissory Note effective July 15, 2010, as further amended by that Fourth Amendment to Revolving Loan Promissory Note dated July 15, 2010, as further amended by that Fifth Amendment to Revolving Loan Promissory Note dated July 12, 2012, as further amended by that Sixth Amendment to Revolving Loan Promissory Note dated August 27, 2013, as further amended by that Seventh Amendment to Revolving Loan Promissory Note dated December 26, 2013, as further amended by that Eighth Amendment to Revolving Loan Promissory Note dated April 23, 2014, as further amended by that Ninth Amendment to Revolving Loan Promissory Note dated July 31, 2014, and as further amended by that Tenth Amendment to Revolving Loan Promissory Note dated September 30, 2014 (together, the “Revolving Note”).

B.     Borrower has requested, and Lender has agreed to, among other things, extend the maturity date of the Revolving Loan from December 15, 2014 to January 30, 2015.

B.     The parties are entering into this Amendment to evidence the extension of the maturity of the Revolving Note.

NOW, THEREFORE, taking the forgoing Recitals into account, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

A G R E E M E N T

1.     Amendment of Maturity Date. The maturity date of the Revolving Note is hereby extended from December 15, 2014 to January 30, 2015.

2.     No Other Amendments. Except as modified expressly or by necessary implication herein or in the Credit Agreement, all of the terms and conditions of the Revolving Note shall remain unchanged and in full force and effect. The Term Loan (including the 2010 Term Loan) (or any other instrument not expressly noted as affected hereby) is not affected by these presents.

3.     Security Remains In Effect. All instruments of security (“Security Instruments”), remain in full force and effect and secure all obligations of Borrower, as affected by these presents, including without limitation that Mortgage, Security Agreement, Financing Statement And Assignment Of Rents dated January 8, 2009, recorded in the Bureau of Conveyances of the State of Hawaii on January 14, 2009, as Document No. 2009-004913, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3818975 and noted on Transfer Certificate of Title No. 283473, 337743, 337744, 510502, 589117, and 473851, as additionally charged and amended by that Additional Charge To And Amendment Of Mortgage, Security Agreement, Financing Statement And Assignment Of Rents effective June 30, 2009, recorded as aforesaid as Document No. 2009-103496 through 2009-103497 and filed as aforesaid as Document No. 3875709 through 3876710 and noted on the aforesaid Transfer Certificates of Title, and as additionally charged and amended by that Additional Charge to and Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Rents made effective on July 15, 2010, recorded in the Bureau of Conveyances of the State of Hawaii on August 6, 2010, as Document No. 2010-0113108, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 3986961 and noted on the aforesaid Transfer Certificates of Title, and a security agreement dated May 1, 2000, a supplement thereto dated May 1, 2004, a second supplement thereto dated July 8, 2008, a third supplement thereto dated June 30, 2009, and a fourth supplement thereto dated July 15, 2010, and as additionally charged and amended by that Additional Charge to and Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Rents made effective on August 29, 2013, recorded in the Bureau of Conveyances of the State of Hawaii on September 26, 2013, as Document No. 201340533-S, and filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. T-8669165A thru T-8669165B, and the financing statement(s) recorded as aforesaid as Document No(s). 2000-059003 and 2010-113110. These presents do not and shall not affect the priority of any of the Security Instruments. These presents are made as a part of the same transaction(s) as the transaction(s) evidenced by the instruments heretofore recited in these presents. Borrower jointly and severally re-affirm(s) all of Borrower’s obligations to Lender whether as set forth in this writing or in any other writing or otherwise (and whether as a borrower, mortgagor, debtor, or otherwise).

4.     This Amendment shall be governed by and construed in accordance with the laws of the State of California, provided that the Lender shall retain all rights arising under federal law.

IN WITNESS WHEREOF, this Eleventh Amendment to Revolving Loan Promissory Note has been duly executed as of the date first written above.

ROYAL HAWAIIAN ORCHARDS, L.P., a Delaware limited partnership formerly known as ML MACADAMIA ORCHARDS, L.P.

By:	ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation formerly known as ML RESOURCES, INC., its managing general partner

By: /s/ Scott C. Wallace
Name: Scott C. Wallace
Title: President, CEO

ROYAL HAWAIIAN RESOURCES, INC., a Hawaii corporation formerly known as ML RESOURCES, INC.

By: /s/ Scott C. Wallace
Name: Scott C. Wallace
Title: President, CEO

AMERICAN AGCREDIT, PCA

By: /s/ Dennis P. Regli
Name: Dennis P. Regli
Title: Vice President